[logo]  M F S(SM)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                          FOR YEAR ENDED
                                                            DECEMBER 31, 1996

MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

[graphic omitted]

MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                            INVESTMENT ADVISER
A. Keith Brodkin*                                   Massachusetts Financial Services Company
Chairman and President                              500 Boylston Street
                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                        DISTRIBUTOR
(diversified holding company)                       MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                       MFS Service Center, Inc.
                                                    P.O. Box 1400
PORTFOLIO MANAGER                                   Boston, MA 02107-9906
Geoffrey L. Kurinsky*
                                                    For additional information,
TREASURER                                           contact your financial adviser.
W. Thomas London*
                                                    CUSTODIAN
ASSISTANT TREASURER                                 Investors Bank & Trust Company
James O. Yost*
                                                    AUDITORS
SECRETARY                                           Deloitte & Touche LLP
Stephen E. Cavan*
                                                    WORLD WIDE WEB
ASSISTANT SECRETARY                                 www.mfs.com
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms. This should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest increase in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Board Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing, but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                       /s/Geoffrey L. Kurinsky
    A. Keith Brodkin                          Geoffrey L. Kurinsky
    Chairman and President                    Portfolio Manager

    January 13, 1997

MFS MONEY MARKET SERIES

The Series seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Series endeavors to achieve this by investing in short-term money market securities issued or guaranteed by the U.S. Treasury or its agencies, or instrumentalities of the U.S. government, as well as the highest quality corporate issues in order to minimize credit risk. As of December 31, 1996, the portfolio had assets of approximately $632,000, which were invested in seven different government issues with an average maturity of 44 days.

    We anticipate short-term interest rates to remain flat over the next several months.

    The Series is neither insured nor guaranteed by the U.S. government, and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky is Senior Vice President of Massachusetts Financial Services (MFS) and has managed MFS Money Market Series since 1995. He joined MFS as Portfolio Manager in the Fixed Income Department in 1987 and was named Vice President in 1990 and Senior Vice President in 1993. Mr. Kurinsky is a graduate of the University of Massachusetts and holds an M.B.A. in Finance from Boston University.

TAX FORM SUMMARY
In January 1997, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Money Market Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996
                                             1 Year                Life+
--------------------------------------------------------------------------
MFS Money Market Series                      +4.55%              +4.47%
--------------------------------------------------------------------------
Consumer Price Index++*                      +3.56%              +3.04%
--------------------------------------------------------------------------
 +For the period from the commencement of investment operations, January 3, 1995 to December 31, 1996.
++Source: CDA/Wiesenberger.
 *The Consumer Price Index is a popular measure of change in prices.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administrative fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Results are based on past performance which is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

U.S. Government and Agency Obligations - 100.1%
-------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)     Value
-------------------------------------------------------------------------------
Federal Farm Credit Bank, due 1/22/97 - 11/17/97               $110  $108,000
Federal Home Loan Bank, due 1/02/97 - 2/14/97                    96    95,640
Federal Home Loan Mortgage Corp., due 1/02/97 - 2/13/97         130   129,474
Federal National Mortgage Assn., due 1/07/97 - 6/16/97          131   129,962
Student Loan Marketing Assn., due 1/02/97                       110   109,980
Tennessee Valley Authority, due 1/06/97 - 1/28/97                30    29,946
U.S. Treasury Bills, due 1/09/97                                 30    29,970
-------------------------------------------------------------------------------
Total Investments, at Amortized Cost                                 $632,972

Other Assets, Less Liabilities - (0.1)%                                  (354)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $632,618
-------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                          $632,972
  Cash                                                                 1,689
  Receivable from investment adviser                                  16,635
  Deferred organization expenses                                       5,535
                                                                    --------
      Total assets                                                  $656,831
                                                                    --------
Liabilities:
  Distributions payable                                             $  1,875
  Payable to affiliates for management fee                                26
  Accrued expenses and other liabilities                              22,312
                                                                    --------
      Total liabilities                                             $ 24,213
                                                                    --------
Net assets (represented by paid-in capital)                         $632,618
                                                                    ========
Shares of beneficial interest outstanding                           632,618
                                                                    =======
Net asset value per share
  (net assets of $632,618 / 632,618 shares of beneficial
  interest outstanding)                                               $1.00
                                                                      =====

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                               $ 8,853
                                                                -------
  Expenses -
    Management fee                                              $   858
    Trustees' compensation                                        2,033
    Shareholder servicing agent fee                                  59
    Auditing fees                                                28,106
    Printing                                                     12,858
    Amortization of organization expenses                         1,842
    Legal fees                                                    1,146
    Custodian fee                                                   341
    Miscellaneous                                                   662
                                                                -------
      Total expenses                                            $47,905
    Fees paid indirectly                                            (43)
    Reduction of expenses by investment adviser                 (46,831)
                                                                -------
      Net expenses                                              $ 1,031
                                                                -------
        Net investment income                                   $ 7,822
                                                                =======

See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------
                                                 Year Ended        Period Ended
                                          December 31, 1996  December 31, 1995*
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as
    distributions to shareholders                  $  7,822            $  5,423
                                                   --------            --------
Series share (principal) transactions at net asset
  value of $1.00 per share -
  Net proceeds from sale of shares                 $643,286            $290,633
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                     5,947               5,321
  Cost of shares reacquired                        (196,749)           (124,420)
                                                   --------            --------
      Total increase in net assets                 $452,484            $171,534
Net assets:
  At beginning of period                            180,134               8,600
                                                   --------            --------
  At end of period                                 $632,618            $180,134
                                                   ========            ========

*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------
                                                 Year Ended        Period Ended
                                          December 31, 1996  December 31, 1995*
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 1.00             $ 1.00
                                                     ------             ------
Income from investment operations# -
  Net investment income(S)                           $ 0.04             $ 0.04
                                                     ------             ------
Less distributions declared to shareholders
  from net investment income                          (0.04)             (0.04)
                                                     ------             ------
Net asset value - end of period                      $ 1.00             $ 1.00
                                                     ======             ======
Total return                                          4.55%              4.37%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                            0.60%              0.60%+
  Net investment income                               4.53%              4.54%+
Net assets at end of period (000 omitted)            $  633             $  180

  *For the period from the commencement of investment operations, January 3,
   1995 to December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
(S)The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 0.60% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
   Net investment loss                               $(0.21)            $(0.14)
   Ratios (to average net assets):
    Expenses                                         27.74%             21.54%+
    Net investment loss                            (22.61)%           (16.37)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were eight shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.10% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $71,807, including $46,831 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments of money market investments, exclusive of securities subject to repurchase agreements, consisted solely of U.S. government securities and aggregated $5,046,308 and $4,591,485, respectively.

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $2.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Money Market Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from January 3, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Money Market Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                 VMM-3 2/97 230